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_______________________________________________________________________________



                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   Form 8-K
                                CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 11, 1997


                          SOUTHWEST GAS CORPORATION
            (Exact name of registrant as specified in its charter)


               California                 1-7850           88-0085720
     (State or other jurisdiction of    (Commission     (I.R.S. Employer
     incorporation or organization)     File Number)   Identification No.)

             5241 Spring Mountain Road
               Post Office Box 98510
                 Las Vegas, Nevada                        89193-8510
     (Address of principal executive offices)             (Zip Code)


      Registrant's telephone number, including area code: (702) 876-7237






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Item 5.   Other Events

On February 11, 1997, Southwest Gas Corporation (the Company) released summary financial information to the general public, including the investment community, regarding the Company's operating performance and financial position for the year ended December 31, 1996. The financial information released is included herein. This information is summary in nature, and should not be considered complete financial statements.


Item 7.   Exhibits

  99.1    Summary Statements of Income
  99.2    Financial Analyst Report -- Fourth Quarter 1996





                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        SOUTHWEST GAS CORPORATION



Date:  February 11, 1997                   /s/ EDWARD A. JANOV
                                ------------------------------------------
                                             Edward A. Janov
                                      Vice President/Controller and
                                        Chief Accounting Officer

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                                 EXHIBIT INDEX

EXHIBIT
NUMBER                            DESCRIPTION
-------       ---------------------------------------------------

99.1          Summary Statements of Income
99.2          Financial Analyst Report -- Fourth Quarter 1996